FOR IMMEDIATE RELEASE

Contact:	Stephen Larkin, Douglas Elliman Inc. 917-902-2503
Emily Claffey/Benjamin Spicehandler, FGS Global,
212-687-8080
J. Bryant Kirkland III, Douglas Elliman Inc.
305-579-8000

DOUGLAS ELLIMAN INC. REPORTS THIRD QUARTER 2023 FINANCIAL RESULTS

Third Quarter 2023 Highlights:
•Consolidated revenues of $251.5 million, compared to $272.6 million in the prior year quarter
◦Douglas Elliman’s real estate brokerage segment’s gross transaction value was approximately $9.3 billion, compared to approximately $10.2 billion in the prior year quarter
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.57 million
•Consolidated operating loss of $8.8 million and real estate brokerage segment operating loss of $2.0 million, compared to operating loss of $5.2 million and operating income of $1.5 million, respectively, in the prior year quarter
•Net loss attributed to Douglas Elliman of $4.9 million, or $0.06 per diluted common share, compared to net loss of $4.0 million, or $0.05 per diluted common share, in the prior year quarter
•Adjusted EBITDA attributed to Douglas Elliman loss of $3.0 million, compared to income of $124,000 in the prior year quarter.
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment of $1.5 million, compared to $5.1 million in the prior year quarter
Year-to-Date 2023 Highlights:
•Consolidated revenues of $741.4 million, compared to $945.8 million in the prior year period
◦Douglas Elliman’s real estate brokerage segment’s gross transaction value was approximately $26.5 billion, compared to approximately $35.4 billion in the prior year period
◦Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.60 million

•Consolidated operating loss of $40.9 million and real estate brokerage segment operating loss of $20.3 million, compared to operating income of $17.3 million and $37.6 million, respectively, in the prior year period
•Net loss attributed to Douglas Elliman of $27.7 million, or $0.34 per diluted common share, compared to net income of $12.8 million, or $0.15 per diluted common share, in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman loss of $23.2 million compared to income of $32.1 million in the prior year period
•Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment loss of $9.0 million compared to income of $47.2 million in the prior year period
MIAMI, FL, November 7, 2023 - Douglas Elliman Inc. (NYSE:DOUG) today announced financial results for the three and nine months ended September 30, 2023.
“Douglas Elliman delivered another strong quarterly performance despite a challenging macroeconomic environment, thanks in large part to stable pricing in our luxury markets, the competitive advantage of our development marketing business and our dedicated team of world-class agents,” said Howard M. Lorber, Chairman and Chief Executive Officer of Douglas Elliman. “Douglas Elliman’s differentiated platform and the underlying strength of our business make us well-positioned to weather the current challenging market conditions as we remain focused on capitalizing on our competitive advantages to drive long-term growth and value for stockholders.”
GAAP Financial Results
Three months ended September 30, 2023. Third quarter 2023 revenues were $251.5 million, compared to revenues of $272.6 million in the third quarter of 2022. The Company recorded an operating loss of $8.8 million in the third quarter of 2023, compared to an operating loss of $5.2 million in the third quarter of 2022. Net loss attributed to Douglas Elliman for the third quarter of 2023 was $4.9 million, or $0.06 per diluted common share, compared to net loss of $4.0 million, or $0.05 per diluted common share, in the third quarter of 2022.
Nine months ended September 30, 2023. For the nine months ended September 30, 2023, revenues were $741.4 million, compared to revenues of $945.8 million for the nine months ended September 30, 2022. The Company recorded an operating loss of $40.9 million for the nine months ended September 30, 2023, compared to operating income of $17.3 million for the nine months ended September 30, 2022. Net loss attributed to Douglas Elliman for the nine months ended September 30, 2023 was $27.7 million, or $0.34 per diluted common share, compared to net income of $12.8 million, or $0.15 per diluted common share, for the nine months ended September 30, 2022.
Non-GAAP Financial Measures
Non-GAAP financial measures include adjustments for stock-based compensation, equity in losses (earnings) from equity method investments, restructuring, and other, net (for purposes of Adjusted EBITDA). Reconciliations of non-GAAP financial measures to the comparable GAAP financial results for the three and nine months ended September 30, 2023 and 2022 and the last twelve months ended September 30, 2023 are included in Tables 2, 3 and 4.
Three months ended September 30, 2023 compared to the three months ended September 30, 2022
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $3.0 million for the third quarter of 2023, compared to income of $124,000 for the third quarter of 2022.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were $1.5 million for the third quarter of 2023, compared to $5.1 million for the third quarter of 2022.
Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $4.7 million, or $0.06 per diluted share, for the third quarter of 2023, compared to Adjusted Net Loss attributed to Douglas Elliman of $4.0 million, or $0.05 per diluted share, for the third quarter of 2022.
Nine months ended September 30, 2023 compared to the nine months ended September 30, 2022
Adjusted EBITDA attributed to Douglas Elliman (as described in Table 2 attached hereto) were a loss of $23.2 million for the nine months ended September 30, 2023, compared to income of $32.1 million for the nine months ended September 30, 2022.
Adjusted EBITDA attributed to Douglas Elliman’s real estate brokerage segment (as described in Table 2 attached hereto) were a loss of $9.0 million for the nine months ended September 30, 2023, compared to income of $47.2 million for the nine months ended September 30, 2022.

Adjusted Net Loss attributed to Douglas Elliman (as described in Table 3 attached hereto) was $26.4 million, or $0.32 per diluted share, for the nine months ended September 30, 2023, compared to Adjusted Net Income attributed to Douglas Elliman of $12.2 million, or $0.14 per diluted share, for the nine months ended September 30, 2022.
Gross Transaction Value
For the three months ended September 30, 2023, Douglas Elliman’s subsidiary, Douglas Elliman Realty, LLC, achieved gross transaction value of approximately $9.3 billion, compared to approximately $10.2 billion for the three months ended September 30, 2022. For the three months ended September 30, 2023, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.57 million.
For the nine months ended September 30, 2023, Douglas Elliman Realty, LLC achieved gross transaction value of approximately $26.5 billion compared to approximately $35.4 billion for the nine months ended September 30, 2022. For the nine months ended September 30, 2023, Douglas Elliman’s real estate brokerage segment reported an average price per transaction of $1.60 million.
Consolidated Balance Sheet
Douglas Elliman maintained a strong balance sheet with cash and cash equivalents of $126.3 million at September 30, 2023. This significant liquidity places the Company in a position of strength in the market.
Conference Call to Discuss Third Quarter 2023 Results
As previously announced, the Company will host a conference call and webcast to discuss its third quarter 2023 results on Wednesday, November 8, 2023 at 8:30 a.m. (ET).
Investors may access the call via live webcast at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Third-Quarter-2023-Results-Conference-Call. Please join the webcast at least 10 minutes prior to the start time.
A replay of the call will be available shortly after the call ends on November 8, 2023 through November 22, 2023 at https://join.eventcastplus.com/eventcastplus/Douglas-Elliman-Inc-Third-Quarter-2023-Results-Conference-Call.
Non-GAAP Financial Measures
Adjusted EBITDA attributed to Douglas Elliman, Adjusted Net (Loss) Income attributed to Douglas Elliman, and financial measures for the last twelve months (“LTM”) ended September 30, 2023 (referred to as the “Non-GAAP Financial Measures”) are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). The Company believes that the Non-GAAP Financial Measures are important measures that supplement discussion and analysis of its results of operations and enhance an understanding of its operating performance.
The Company believes the Non-GAAP Financial Measures provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures and ages of related assets among otherwise comparable companies.
Management uses the Non-GAAP Financial Measures as measures to review and assess operating performance of the Company’s business, and management does and investors should review both the overall performance (GAAP net income) and the operating performance (the Non-GAAP Financial Measures) of the Company’s business. While management considers the Non-GAAP Financial Measures to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, the Non-GAAP Financial Measures are susceptible to varying calculations and the Company’s measurement of the Non-GAAP Financial Measures may not be comparable to those of other companies. Attached hereto as Tables 2, 3 and 4 is information relating to the Company’s Non-GAAP Financial Measures for the three and nine months ended September 30, 2023 and 2022 and the last twelve months ended September 30, 2023.
About Douglas Elliman Inc.
Douglas Elliman Inc. (NYSE: DOUG, “Douglas Elliman”) owns Douglas Elliman Realty, LLC, which is one of the largest residential brokerage companies in the United States with operations in New York, Florida, California, Texas, Colorado, Nevada, Massachusetts, Connecticut, Maryland, Virginia, and Washington, D.C. In addition, Douglas Elliman sources, uses and invests in early-stage, disruptive property technology (“PropTech”) solutions and companies and provides other real estate services, including development marketing, property management and settlement and escrow services in select markets. Additional information concerning Douglas Elliman is available on its website, investors.elliman.com.
Investors and others should note that we may post information about Douglas Elliman on our website at investors.elliman.com or, if applicable, on our accounts on Facebook, Instagram, LinkedIn, TikTok, Twitter, YouTube or other social media platforms. It is possible that the postings or releases could include information deemed to be material information. Therefore, we encourage investors, the media and others interested in Douglas Elliman to review the information we post on our website at investors.elliman.com and on our social media accounts.
Forward-Looking and Cautionary Statements
This press release includes forward-looking statements within the meaning of the federal securities law. All statements other than statements of historical or current facts made in this document are forward-looking. We identify forward-looking statements in this document by using words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar words or phrases or their negatives. Forward-looking statements reflect our current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons.
Risks and uncertainties that could cause our actual results to differ significantly from our current expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2022 and, when filed, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. We undertake no responsibility to publicly update or revise any forward-looking statement, except as required by applicable law.

[Financial Tables Follow]

TABLE 1
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenues:
Commissions and other brokerage income	$239,255	$259,977	$703,780	$903,917
Property management	8,697	8,541	26,849	27,786
Other ancillary services	3,596	4,070	10,813	14,144
Total revenues	251,548	272,588	741,442	945,847

Expenses:
Real estate agent commissions	185,845	195,836	546,749	686,440
Sales and marketing	20,770	22,703	64,170	64,145
Operations and support	17,121	18,218	53,338	55,872
General and administrative	28,817	33,522	92,371	99,227
Technology	5,602	5,527	17,777	16,809
Depreciation and amortization	1,999	1,968	6,031	6,033
Restructuring	215	—	1,932	—
Operating (loss) income	(8,821)	(5,186)	(40,926)	17,321

Other income (expenses):
Interest income, net	1,785	493	4,260	564
Equity in earnings (losses) from equity-method investments	10	(895)	(143)	(477)
Investment and other income	27	1,055	109	3,026
(Loss) income before provision for income taxes	(6,999)	(4,533)	(36,700)	20,434
Income tax (benefit) expense	(1,869)	(290)	(8,552)	8,173

Net (loss) income	(5,130)	(4,243)	(28,148)	12,261

Net loss attributed to non-controlling interest	264	280	439	532

Net (loss) income attributed to Douglas Elliman Inc.	$(4,866)	$(3,963)	$(27,709)	$12,793

Per basic common share:

Net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.06)	$(0.05)	$(0.34)	$0.15

Per diluted common share:

Net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.06)	$(0.05)	$(0.34)	$0.15

TABLE 2
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2023	2022	2023	2022	2023	2022

Net (loss) income attributed to Douglas Elliman Inc.	$(46,124)	$(5,622)	$(4,866)	$(3,963)	$(27,709)	$12,793
Interest income, net	(5,475)	(1,779)	(1,785)	(493)	(4,260)	(564)
Income tax (benefit) expense	(10,222)	6,503	(1,869)	(290)	(8,552)	8,173
Net (loss) income attributed to non-controlling interest	(684)	(777)	(264)	(280)	(439)	(532)
Depreciation and amortization	8,010	8,012	1,999	1,968	6,031	6,033
EBITDA	$(54,495)	$6,337	$(6,785)	$(3,058)	$(34,929)	$25,903

Equity in losses (earnings) from equity-method investments (a)	229	563	(10)	895	143	477
Stock-based compensation expense (b)	12,328	11,138	3,442	3,165	9,666	8,476
Restructuring	1,932	—	215	—	1,932	—
Other, net	(512)	(3,429)	(27)	(1,055)	(109)	(3,026)
Adjusted EBITDA	(40,518)	14,609	(3,165)	(53)	(23,297)	31,830
Adjusted EBITDA attributed to non-controlling interest	183	342	138	177	63	222
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(40,335)	$14,951	$(3,027)	$124	$(23,234)	$32,052

Operating (loss) income by Segment:
Real estate brokerage	$(35,975)	$21,993	$(1,992)	$1,503	$(20,349)	$37,619
Corporate and other	(26,813)	(26,534)	(6,829)	(6,689)	(20,577)	(20,298)
Total	$(62,788)	$(4,541)	$(8,821)	$(5,186)	$(40,926)	$17,321

Real estate brokerage segment
Operating (loss) income	$(35,975)	$21,993	$(1,992)	$1,503	$(20,349)	$37,619
Depreciation and amortization	8,010	8,012	1,999	1,968	6,031	6,033
Stock-based compensation	4,272	4,195	1,175	1,419	3,355	3,278
Restructuring	1,932	—	215	—	1,932	—
Adjusted EBITDA	(21,761)	34,200	1,397	4,890	(9,031)	46,930
Adjusted EBITDA attributed to non-controlling interest	183	342	138	177	63	222
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(21,578)	$34,542	$1,535	$5,067	$(8,968)	$47,152

Corporate and other segment
Operating loss	$(26,813)	$(26,534)	$(6,829)	$(6,689)	$(20,577)	$(20,298)
Stock-based compensation	8,056	6,943	2,267	1,746	6,311	5,198
Adjusted EBITDA attributed to Douglas Elliman Inc.	$(18,757)	$(19,591)	$(4,562)	$(4,943)	$(14,266)	$(15,100)

a.Represents equity in earnings recognized from the Company’s investment in certain real estate businesses that are accounted for under the equity method and are not consolidated in the Company’s financial results.
b.Represents amortization of stock-based compensation. $4,272, $1,175, $1,419, $3,355, $3,278, and $4,195 are attributable to the Real estate brokerage segment for the last twelve months ended September 30, 2023, the three and nine months ended September 30, 2023, and 2022, and the year ended December 31, 2022, respectively. $8,056, $2,267, $1,746, $6,311, $5,198, and $6,943 are attributable to the Corporate and other segment for the last twelve months ended September 30, 2023, the three and nine months ended September 30, 2023 and 2022, and the year ended December 31, 2022, respectively.

TABLE 3
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET (LOSS) INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022

Net (loss) income attributed to Douglas Elliman Inc.	$(4,866)	$(3,963)	$(27,709)	$12,793

Restructuring	215	—	1,932	—
Income related to Tax Disaffiliation indemnification	—	(28)	—	(581)
Total adjustments	215	(28)	1,932	(581)

Tax expense related to adjustments	(66)	—	(589)	—
Adjusted net (loss) income attributed to Douglas Elliman Inc.	$(4,717)	$(3,991)	$(26,366)	$12,212

Per diluted common share:

Adjusted net (loss) income applicable to common shares attributed to Douglas Elliman Inc.	$(0.06)	$(0.05)	$(0.32)	$0.14

TABLE 4
DOUGLAS ELLIMAN INC. AND SUBSIDIARIES
RECONCILIATION OF REVENUES
(Unaudited)
(Dollars in Thousands, Except for Gross Transaction Value)

	LTM	Year Ended	Three Months Ended		Nine Months Ended
	September 30,	December 31,	September 30,		September 30,
	2023	2022	2023	2022	2023	2022
Revenues:
Commissions and other brokerage income	$899,748	$1,099,885	$239,255	$259,977	$703,780	$903,917
Property management	35,085	36,022	8,697	8,541	26,849	27,786
Other ancillary services	13,939	17,270	3,596	4,070	10,813	14,144
Total revenues	$948,772	$1,153,177	$251,548	$272,588	$741,442	$945,847

Gross transaction value (in billions)	$34.0	$42.9	$9.3	$10.2	$26.5	$35.4
Total transactions	21,360	26,573	5,913	6,796	16,584	21,797